Commitments	6 Months Ended
Jun. 30, 2022
Disclosure Of Commitments [Abstract]
Commitments

Note 28	Commitments
Obligations under the terms of subcontracting agreements
The Group enters into contracts for its business needs with clinical research organizations (CROs) for clinical trials, as well as with Contract Manufacturing Organizations (CMOs) for clinical and commercial supply manufacturing, commercial and pre-commercial activities, research and development activities and other services and products for operating purposes.
The Group’s agreements generally provide for termination with specified periods of advance notice. Such agreements are generally cancellable contracts and not included in the description of the Group’s contractual obligations and commitments.
Obligations under the terms of lease agreements
The Company has guaranteed its rental payment obligation under the lease agreement for the headquarters in Loos, France in the amount of €600 at June 30, 2022, and €600 at June 30, 2021.